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                                                                      Exhibit 1a

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31636) of Mettler-Toledo International, Inc., of our report dated May 22, 2003 relating to the financial statements and schedule of the Mettler Toledo Retirement Savings Plan, which appear in this Form 11-K.


/s/  PricewaterhouseCoopers LLP

Columbus, Ohio
June 26, 2003